UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2013

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	90-0620127
(Commission File Number)	(IRS Employer Identification No.)

PSE – Parc Scientifique de l’EPFL, Route J.D. Colladon, Building D, 3rd Floor, 1015 Lausanne, Switzerland
 (Address of Principal Executive Offices, Zip Code)

011 41 21 693 8640
(Registrant's Telephone Number, Including Area Code)

____________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to Form 8-K is being filed to correct errors in the number of shares issued by the Registrant to InsOglass Holding S.A. and in the amount of the loans from InsOglass Holding S.A. that were converted contained in Item 3.02 in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2013.

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On January 31, 2013, SwissINSO Holding Inc. (the “Registrant”) entered into an Amendment (the “Amendment”) to Loan Agreement (the “Loan Agreement”) dated as of June 1, 2012 with InsOglass Holding S.A. (“InsOglass”), a company controlled by Rafic Hanbali, the Registrant’s Chairman and Chief Executive Officer, pursuant to which (a) the maximum amount of loans to be made by InsOglass was increased from $1,000,000 to $1,500,000 and (b) the conversion price of the loans made under the Loan Agreement was reduced from $0.10 per share to $0.035 per share.  For all the terms of the Amendment, reference is hereby made to such document filed as Exhibit 10.28 to the Registrant’s Current Report on Form 8-K filed with the SEC on January 31, 2013.  All statements made herein concerning such document are qualified by reference to said exhibit.

Section 2 – Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 regarding the Amendment to Loan Agreement with InsOglass is hereby incorporated by reference into this Item 3.02.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On January 31, 2013, the Registrant issued an aggregate of 32,796,028 shares of its Common Stock as follows:  (a) 31,081,742 shares to InsOglass upon conversion of $1,087,861 of loans from InsOglass to the Registrant under the Loan Agreement, as amended, at a conversion price of $0.035 per share and (b) 1,714,286 shares to SICG S.A. valued at $60,000 in consideration for services rendered by its principal, Clive D. Harbutt, to the Registrant and its wholly-owned subsidiary, SwissINSO S.A., as Chief Financial Officer.

All such securities were issued under Section 4(2) of the Securities Act of 1933, as amended, and Regulations D and S promulgated by the Securities and Exchange Commission thereunder.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2013, John Woodbridge and Stephane Boudon became directors of the Registrant.  On August 15, 2012, the Registrant issued 1,000,000 shares to Mr. Woodbridge in consideration of services rendered by him to SwissINSO S.A. in connection with the industrialization and commercialization of its KLYMMA business.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

10.28      Amendment dated January 31, 2013 to Loan Agreement dated as of June 1, 2012 by and between InsOglass Holding S.A. and SwissINSO Holding Inc.  Filed as Exhibit 10.28 to the Current Report on Form 8-K filed with the SEC on January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

April 16, 2013	By	/s/ Clive D. Harbutt
Name: Clive D. Harbutt
Title: Chief Financial Officer